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                                                                    EXHIBIT 10.6

                                   L E A S E

THE STATE OF MISSOURI

COUNTY OF PULASKI

         THIS LEASE, made and entered into as of the 25th day of January, 1990, by and between Dixon CareCentre, Inc., A Missouri Corporation, represented herein by Richard B. Griffin, President, hereinafter called "Landlord" and Dixon Oaks Health Centre, Inc., A Missouri Corporation, represented herein by Wayne R. Wheeler, President, hereinafter called "Tenant";

                              W I T N E S S E T H:

         Landlord, in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby LEASE, DEMISE and LET unto Tenant and Tenant hereby takes and accepts the premises described in Exhibit Number One attached hereto and made a part hereof together with all rights, privileges, easements, and appurtenances belonging to or in any way pertaining to the said premises and together with the building and other improvements now situated or to be erected on the said premises and together with the furnishings, fixtures, and equipment (hereinafter called the "Personal Property") described in Exhibit Number Two attached hereto and made a part hereof (all of the foregoing hereinafter collectively called the "leased premises") for the term hereinafter stated.

         The leased premises are leased by Landlord to Tenant and are accepted and are to be used and possessed by Tenant subject to the following terms, provisions, covenants, agreements, and conditions.

         1. Term. The term of this lease shall be TEN (10) years beginning on the 1st day of February, 1990 (herein called the "Commencement Date"), and ending on the 31st day of January, 2000, unless sooner terminated as herein provided.

         2. Rent. Tenant covenants and agrees to pay to Landlord in currency of the United States of America that at the time of payment is legal tender for public and private dates, without any setoff or deduction whatsoever, rental in advance on or before the first day of each month during the term of this lease as follows:

         a. During the first twelve (12) moths of the term of this lease the annual rental shall be $213,462.00 payable at the rate of $16,852.00 per month for the first six months and $18,725.00 per month for the second six months and due on or before the first day of each and every month. It Tenant is denied SNF licensure for the additional 20 beds (presently granted as RCF beds) within the first twelve (12) months of the term of this lease, the Landlord will refund to the Tenant the amount of 11,238.00 ($18,725.00 - $16,852.00 = $1,873.00 X 6 months = $11,238.00).
              Landlord and Tenant agree that Tenant will make every effort to


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              secure SNF licensure for said 20 beds and will apply for said licensure at the time deemed most appropriate by the staff of Baird Kurtz, & Dobson of Springfield, Missouri.

         b. Commencing with the thirteenth (13th) month the base annual rental shall be $224,700.00 payable at the rate of $18,725.00 per month on or before the first day of each and every month of the term of the lease. The "Base Rent" shall be adjusted annually ten
              (10) days prior to the anniversary date of the lease.

         c. During the twenty-fifth (25th) and subsequent months of the term of the lease the rental shall be the greater of the following:

                    (i) The base rent of $224,700.00 per annum at the rate of $18,725.00 per month.

                                       OR

                    (ii) Twenty percent (20%) of the previous years gross revenue. (See examples of rent calculations attached and labeled Exhibit Number Three)

                                       OR

                    (iii) The Base Rent increases or decreases due to fluctuations in gross Revenue as described in (ii) above but said rent shall not decrease below the original Base Rent ($224,700.00 per annum/$18,725.00 per month).

         d. The formula to be used for calculating gross revenue ten days prior to anniversary date of the lease is as follows: Divide the gross revenue for eleven (11) months by eleven (11) to determine the average monthly income and multiply the result by twelve
              (12). The calculation shall be submitted to the Landlord as outlined in Exhibit Four. This formula will provide an approximate gross revenue. Final gross revenue figures as determined from the annual audited financial statements will be taken into consideration as soon as they are available. Adjustments will be made up or down based upon the final figures and shall be retroactive to the beginning of the current period.

              Tenant shall furnish Landlord a copy of the annual financial statements, certified by an officer of Tenant, and cost report as soon as available.

              Should this lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be prorated. The first installment of rent, whether for a full calendar month or a portion thereof, shall be paid on the Commencement Date of this lease. Such installments of rent shall be paid to Landlord at the address specified in this lease or elsewhere as designated from time to time by written notice from Landlord to Tenant.


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The Landlord acknowledges that the Tenant voiced concern regarding the possibility that the State of Missouri could change the formula for Medicaid reimbursement in such a manner as to substantially decrease, state wide, the nursing home revenues derived from Medicaid payments. Such a reduction in payments would obviously necessitate dialogue and attempted resolutions between Landlords and Tenants concerning the effect such revenue decreases would have on Tenant's ability to meet rent payment while still maintaining adequate profits.

         3.   Real Estate Taxes and Assessments.

                    a. Subject to subparagraph d. below, Tenant shall pay
              before they become delinquent all real estate taxes and assessments (herein called "Impositions") lawfully levied or assessed against the leased premises during the term of this lease. Tenant may pay any Imposition in installments, if payment may be so made without penalty, except that any Imposition which Tenant has elected to pay in installments shall be paid in full by Tenant prior to sixty (60) days before the expiration of the lease term. All Impositions for the tax year in which the lease shall terminate shall be apportioned between Landlord and Tenant as of the expiration date hereof, provided that Tenant shall not be entitled to receive any such apportionment if Tenant shall be in default in the performance of any of Tenant's covenants, agreements, and undertakings to be performed by it hereunder.

                    b. Nothing contained in this lease shall require Tenant to pay any franchise, corporate, estate, inheritance, income, profits, or revenue tax or any other tax, assessment, charge or levy upon the rent payable by Tenant under this lease; provided, however that if at any time during the term of this lease, under the laws of the State of Missouri or any political subdivision thereof, the methods of taxation prevailing at the commencement of the term hereof shall be altered so as to cause the whole or any part of the real estate taxes or general assessments levied or assessed against the leased premises to be levied, assessed, and imposed on the rents received therefrom, then all such taxes and assessments shall be deemed to be included within the term "Impositions" for the purposes hereof to the extent that such Impositions would be payable if the leased premises were the only property of Landlord subject to such Impositions and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions.

                    c. Tenant shall furnish to Landlord, within thirty (30)
              days after the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing the payment thereof. The failure of Tenant to furnish Landlord with such receipts or other evidence shall not be deemed a default unless Tenant fails to comply within fifteen (15) days after any written request therefor by Landlord.

                    d. Tenant shall not be required to pay, discharge, or
              remove any Imposition so long as Tenant shall contest the amount or validity of such



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              Imposition by appropriate proceeding which shall operate to prevent or stay the collection of the Imposition so contested and if Tenant shall have provided Landlord with a bond satisfactory in form to Landlord and from a bonding company satisfactory to Landlord in an amount equal to the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may or might be assessed against or become a charge on the leased premises or any part thereof in such proceedings. During such contest Landlord shall have no right to pay the Imposition contested except as provided herein. Upon the termination of such proceeding, Tenant shall deliver to Landlord proof of the amount of the Imposition as finally determined and shall pay such Imposition, in which event the said bond will be returned by Landlord to Tenant. If such Imposition is not paid by Tenant upon termination of such proceeding, said bond may be cashed and applied by Landlord to the payment, removal, and discharge of such Imposition, and the interest and penalties in connection therewith any costs, fees, or other liability accruing in any such proceedings and the balance, if any, shall be returned to Tenant and any deficiency shall be paid by Tenant. If during such proceeding, Landlord shall deem the bond deposited with it insufficient, Tenant shall upon demand deposit with Landlord such additional bond or bonds as Landlord may reasonably request, and upon failure of Tenant to do so, the bond or bonds theretofore deposited may be cashed and applied by Landlord to the payment, removal, and discharge of such Imposition, and the interest and penalties in connection therewith any costs, fees, or other liability accruing in any such proceeding, and the balance, if any shall be returned to Tenant. Tenant shall give Landlord written notice of any such contest and Landlord, at Tenant's sole expense, shall join in any such proceeding if any law, rule, or regulation at the time in effect shall so require. Any proceeding for contesting the validity or amount of any Imposition or to recover any Imposition paid by Tenant may be brought by Tenant in the name of Landlord or in the name of Tenant or both as Tenant may deem advisable. Landlord shall not be subjected to any liability for the payment of any costs or expenses in connection with any proceedings and Tenant will indemnify and save Landlord harmless from any such costs and expenses.

                    e. If Tenant shall default in the payment of any Imposition required to be paid hereunder by Tenant, Landlord shall have the right (but not the obligation) to pay the same together with any penalties and interest, in which event the amount so paid by Landlord shall be paid by Tenant to Landlord upon demand plus ten percent (10%) per annum from ten (10) days after such demand until payment.

              4.    Insurance.

                    a. Tenant, at its sole cost and expense, shall keep the
              leased premises insured during the term of this lease against loss or damage by fire and such other risks as may be included in the broadest form of extended coverage



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              insurance from time to time available in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than ninety percent (90%) of the then "full replacement cost", the term "full replacement cost" to mean the actual replacement cost less physical depreciation of the building, including foundation and excavation costs. Landlord and Tenant shall agree on the initial value of the leased premises at the commencement of this lease which shall be increased annually by building cost index factors as may be determined by the Marshall Stevens Valuation Guide or other appraisal source mutually agreed upon by Landlord and Tenant.

                    b. Tenant, at its sole cost and expense, shall also
              maintain worker's compensation insurance and malpractice insurance in amounts reasonably required by Landlord and such other insurance against other insurable hazards which from time to time are insured against by Tenant in the case of property leased or owned by Tenant which is similar to the leased premises, due regard being or to be given to the height and type of the building forming a part of the leased premises, its construction, use, and occupancy.

                    c. All insurance provided for in the paragraph shall be
              effected under valid and enforceable policies issued by insurers of recognized responsibility which have been approved in writing by Landlord, such approval not to be unreasonably withheld. Upon the execution of this lease and thereafter not less than thirty
              (30) days prior to the expiration dates of the expiring policies theretofore furnished pursuant to this paragraph or any other paragraph of this lease, originals of the policies or certificates relating thereto bearing notations evidencing the payment of premiums or accompanied by other evidence satisfactory to Landlord of such payment shall be delivered by Tenant to the Landlord.

                    d. All policies of insurance provided for in this paragraph shall name Landlord and Tenant and the holder of any first mortgage on the leased premises as the insureds, as the respective interests may appear, and shall otherwise comply with the requirements of said first mortgage.

                    e. Each such policy provided for in this paragraph shall
              contain an agreement by the insurer that such policy shall not be cancelled without at least thirty (30) days prior written notice to Landlord and to the holder of any first mortgage of the leased premises and an agreement that any loss otherwise payable thereunder shall be payable notwithstanding any act of negligence of Landlord or Tenant which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding the following:



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                    (i)    The occupation or use of the leased premises for
                    purposes more hazardous than permitted by the terms of such policy.

                    (ii) Any foreclosure or other action or proceeding taken pursuant to any provision of any mortgage upon the happening of an event of default thereunder; or

                    (iii) Any change in title or ownership of the leased premises.

              f. All insurance policies in force at the termination of this lease shall be cancelled and Tenant shall receive all premium refunds.

              g. Tenant may provide any insurance required by this lease in the form of a blanket policy, provided that Tenant shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this lease, and that the coverage thereunder is at least equal to the coverage which would have been provided under a separate policy covering only the leased premises.

              h. Landlord shall not be required to prosecute any claim against or contest any settlement proposed by any insurer provided that Tenant may at its expense prosecute any such claim or contest any such settlement. In such event, Tenant may bring such prosecution or contest in the name of Landlord, Tenant or both and Landlord will join therein at Tenant's written request upon the receipt by Landlord of an indemnity from Tenant against all costs, liabilities, and expenses in connection with such prosecution or contest.

              i. Insurance claims by reason of damage to or destruction of any portion of the leased premises shall be adjusted by Landlord. Any such proceeds shall be paid to Landlord, to be held subject to the provision of Paragraph 18.

              j. If Tenant shall default in the obtaining or maintaining of any insurance required hereunder, Landlord shall have the right (but not the obligation) to take whatever action is necessary and to pay all appropriate premiums to obtain or maintain such insurance, in which event any amount paid for premiums by Landlord shall be paid by Tenant to Landlord upon demand plus ten percent (10%) per annum interest from ten days after such demand until payment.

         5. Security Deposit. Landlord acknowledges receiving EIGHTEEN THOUSAND SEVEN HUNDRED TWENTY FIVE AND NO/100 DOLLARS ($18,725.00) as security for the full and faithful performance by Tenant of Tenant's covenants and obligations hereunder. Such Security Deposit shall not bear interest and shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default in the performance of any of the covenants and obligations to be performed by it hereunder, including but not limited to the payment of all rent to be paid hereunder, Landlord may, from time to time, without prejudice to any other remedy, use such Security Deposit to the extent necessary to make good any arrearages in rent or any sum as to which Tenant is in default and any other damages or deficiency in the reletting of the leased premises, whether such damages or deficiency may accrue before or after termination



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of this lease. If landlord assigns its interests in the leased premises during the lease term, Landlord may assign the Security Deposit; provided, however, that such Assignee shall agree to undertake in writing to return such Security Deposit upon expiration of this lease. The provisions of the preceding sentence shall apply to every transfer or assignment made of the Security Deposit to a new Landlord. Tenant agrees that it will not assign or encumber or attempt to assign or encumber the moneys deposited herein as security and that Landlord and its successors and assigns shall not be bound by any such actual or attempted assignment of this lease by Tenant, Landlord may return the security deposit to the original Tenant, in the absence of evidence satisfactory to Landlord of an assignment of the right to receive such Security Deposit or any part of the balance thereof.

         6. Commencement of Rent. The rental under this lease shall commence on the Commencement Date.

         7. Acceptance of Leased Premises by Tenant. Tenant has examined the leased premises and accepts such premises in their present condition and without any representation on the part of the Landlord as to the present or future condition of such property, except that Tenant does not waive any rights against the general contractor or any subcontractor under guarantees with respect to defects that may now exist or may hereafter occur as a result of construction of the leased premises. Landlord warrants that the leased premises will be licensable as a nursing home under the law of the State of Missouri. Landlord hereby assigns to Tenant any and all warranties issued to Landlord in connection with the construction of the leased premises. Landlord further agrees to promptly correct all deficiencies regarding the physical plant of the leased premises noted in the first survey of the facility by the Missouri Department of Health after the Commencement Date of this lease. Landlord shall not be liable, except in the event of gross negligence or willful misconduct, to Tenant or any of its agents, employees, licensees, servants, or invitees for any design or any defect in the leased premises or its mechanical systems and equipment which may exist or occur, and Tenant, with respect to itself and its agents, employees, licensees, servants, and invitees, hereby expressly assumes all risks of injury or damage to person or property, either proximate or remote, by reason of the condition of the leased premises.

         8. Repair and Maintenance by Tenant. Landlord shall not be required to make any repairs or improvements of any kind upon the leased premises. Tenant shall keep the leased premises including all fixtures and improvements installed by Tenant in good and tenantable repair and condition and shall promptly make all necessary repairs and replacements thereto except those caused by fire or other casualty covered by insurance on the premises under policies naming Landlord as the insured, all at Tenant's sole expense, under the supervision and with the approval of Landlord. Said repairs and replacements shall be in quality and class equal to the original work and shall include without limitation repairs and all necessary replacements to the roof, foundation, underground or otherwise concealed plumbing, interior plumbing, exterior walls, windows, window glass, plate glass, doors, interior walls, columns and partitions, lighting, plumbing and sewage facilities, heating and air conditioning equipment (including the cooling tower), fire protection sprinkler system, and elevators, and shall also include the reasonable care of landscaping and regular mowing of grass and maintenance of any outside paving and any



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railroad siding. Tenant shall keep the leased premises free of insects, rodents, and pests. Without diminishing such obligation of Tenant, if Tenant fails to make such repairs and replacements after the necessity therefor arises within thirty (30) days after written demand therefor stating the respects in which this covenant is not being performed, or if such repairs or replacements cannot be made within thirty (30) days and diligently continue same, Landlord may at its option make such repair and Tenant shall pay Landlord for the cost thereof upon demand, plus ten percent (10%) per annum interest from ten (10) days after such demand until payment.

         9. Mechanic's Liens. Tenant will not permit any mechanic's lien or liens to be placed upon the leased premises during the term hereof caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Tenant and nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repaid of or to the leased premises or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Landlord in the leased premises. In the case of filing of any lien on the interest of Landlord or Tenant in the leased premises, Tenant shall cause the same to be discharged of record within sixty (60) days after filing of same. If Tenant shall fail to discharge such mechanic's lien or remedy of Landlord, Landlord may, but shall not be obligated to discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien, cost caused or claimed to be caused by Landlord and all reasonable legal and other expenses of Landlord, including reasonable counsel fees, in defending any such action or in or about procuring the discharge therewith, shall be paid by Tenant to Landlord on demand, plus ten percent (10%) per annum interest from ten (10) days after such demand until payment.

         10. Alterations and Additions by Tenant. Tenant shall not make or allow to be made any openings in the roof or exterior walls or any building forming a part of the leased premises or any alterations, improvements, or additions in or to the leased premises without first obtaining the written consent of Landlord, and all alterations, additions, and improvements made to or fixtures or other improvements placed in or upon the leased premises, whether temporary or permanent in character, by either party shall be deemed a part of the leased premises and the property of the Landlord at the time same are placed in or upon the leased premises, without compensation to Tenant.

         11. Use and Occupancy. Tenant agrees that the leased premises shall be used and occupied only as and for a nursing home and for no other purpose. Landlord and Tenant shall cooperate with each other in obtaining the necessary governmental licenses and permits required to operate a nursing home on the leased premises and each shall bear its own expense in connection therewith. Tenant agrees to use and maintain the leased premises in a clean, careful, safe and proper manner and to comply with all applicable laws, ordinances, orders, rules, and regulations of all governmental bodies (state, federal, and municipal) and in a manner that the



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leased premises shall at all times qualify as a licensed nursing home under the laws and regulations of the State of Missouri. Tenant will not in any manner deface or injure the leased premises or any part thereof or overload the floors on the leased premises. Tenant agrees to pay Landlord on demand for any damage to the leased premises caused by any negligence or willful act or any misuse or abuse (whether or not any such misuse or abuse results from negligence or willful act) by the Tenant or any of its agents, employees, licensees, or invitees, or any other person not prohibited, expressly or impliedly, by Tenant from entering upon the leased premises. Tenant agrees not to use or allow or permit the leased premises to be used for any purpose prohibited by any law of the United States or of the State of Missouri or by any ordinance of the City of Dixon, and Tenant agrees not to commit waste or suffer or permit waste to be committed or to allow or permit any nuisance on or in the leased premises. Tenant will not use the leased premises for any immoral or illegal purposes. Tenant shall not use the leased premises or allow or permit sale to be used in any way or for any purpose that Landlord may deem to be extra hazardous on account of the possibility of fire or other casualty or which will increase the rate of fire or other insurance for the leased premises or its contents or in respect of the operation of the leased premises or which may render the leased premises uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Missouri or which may render void or voidable any insurance on the leased premises. Tenant shall have the right to erect a sign on the exterior walls of the building forming a part of the leased premises, securely attached to and parallel to said walls, subject to applicable laws and deed restrictions. Tenant shall not erect any signs other than customary trade signs identifying its business, and shall not erect any signs on the roof or paint or otherwise deface the exterior walls of said building. Tenant shall remove all signs at the termination of this lease, and shall repair any damage and close any holes caused by such removal.

         12. Liability of Landlord. Landlord shall not be liable to Tenant or to Tenant's employees, agents, licensees, or visitors, or any other person whomsoever, for (i) any injury or damage to person or property due to the leased premises or any part thereof becoming out of repair or by defect in or failure of pipes or wiring, or by the backing up of drains or by the bursting or leaking of pipes, faucets, and plumbing fixtures or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the leased premises, whether or not caused by negligence of Landlord, or (ii) any loss or damage that may be occasioned by or through the acts or omissions of any other person whatsoever, excepting only the willful misconduct or gross negligence of duly authorized employees and agents of Landlord, or (iii) for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, insurrections, war, court order, requisition or order of governmental authority, or any other matter beyond the control of Landlord. Tenant agrees that all personal property upon the leased premises shall be at the risk of Tenant only, and that Landlord shall not be liable for any damage thereto or theft thereof.

         13. Tenant's Indemnification of Landlord. Tenant agrees that it will indemnify and hold and save Landlord whole and harmless of, from, and against
(i) all fines, suits, loss, cost, liability, claims, demands, actions, and judgments of every kind and character by reason of any breach, violation or nonperformance of any term, provision, covenant, agreement, or demands, actions, damages, cost, loss, liabilities, expenses, and judgments suffered by, recovered from or


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asserted against Landlord on account of injury or damage to person or property to the extent that any such damage or injury may be incident to, arise out of, or be caused, either proximately or remotely, wholly or in part, by an act, omission, negligence, or misconduct on the part of Tenant or any of its agents, servants, employees, contractors, patrons, guests, licensees, or invitees or of any other person entering upon the leased premises under or with the express or implied invitation or permission of Tenant or when any such injury or damage is the result, proximate or remote, of the violation by Tenant or any of its guests, servants, employees, contractors, patrons, licensees, or invitees of any law, ordinance, or governmental order of any kind, or when any such injury or damage may in any way arise from or out of the occupancy or use by Tenant, its agents, servants, employees, contractors, patrons, guests, licensees, or invitees of the leased premises. Tenant covenants and agrees that in case Landlord shall be made a party to any litigation commenced by or against Tenant or relating to this lease or to the leased premises, then Tenant will pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred by or imposed upon Landlord by virtue of any such litigation unless a judgment is rendered in said litigation against Landlord or its agents or employees based upon their negligence or willful misconduct and the amount of all such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord bearing interest at the rate of ten percent (10%) per annum from ten (10) days after the date of demand.

         14. Liability Insurance. Tenant shall, at its sole cost and expense, procure and maintain through the term of this lease Comprehensive General Liability insurance and Professional Liability insurance against claims for bodily injury or death and property damage occurring in or upon or resulting from the leased premises, in standard form and with such insurance company or companies as may be acceptable to Landlord, such insurance to afford immediate protection, to the limit of not less than $1,000,000.00 in respect of any one accident or occurrence in respect of bodily injury, death and for property damage with a $2,000,000.00 aggregate limit, with not more than $10,000.00 deductible. Such Comprehensive General Liability insurance shall include Blanket Contractual Liability coverage which insures contractual liability under the indemnification of Landlord by Tenant set forth in this lease (but such coverage or the amount thereof shall in no way limit such indemnification). Tenant shall maintain with respect to each policy or agreement evidencing such Comprehensive General Liability insurance and Professional Liability insurance such endorsements as may be required by Landlord and shall at all times deliver such maintain with Landlord a certificate with respect to such insurance in form satisfactory to Landlord. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord and the holder of any first mortgage on the leased premises at least thirty (30) days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance relating thereto shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. If Tenant fails to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand the premium cost thereof plus interest at the rate of ten percent (10%) per annum from ten (10) days after the date of demand by Landlord until repaid by Tenant.

         15. Right of Entry by Landlord. Landlord shall have the right, exercisable without notice and without liability to Tenant for damage or injury to property, persons, or business and



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without affecting an eviction, constructive or actual, or disturbance of
Tenant's use or possession or giving rise to any claim for setoff or abatement of rent to enter upon the leased premises at reasonable hours to inspect same or make repairs or alterations (but without any obligation to do so, except as expressly provided for herein) or to show the leased premises to prospective tenants at reasonable hours and if they are vacated, to prepare them for re-occupancy, Landlord and its authorized agents shall have the right, within the final sixty (60) day period of the term of this lease, to erect on or about the leased premises a customary sign advertising the leased property for lease and shall have the right, at any time during the term of this lease, to erect on or about the premises a customary sign advertising the leased property for sale.

         16. Utility Services. Landlord shall provide at Landlord's expense on the Commencement Date of this lease the normal and customary utility service connections into the leased premises. Tenant shall pay the cost of all utility services, including but not limited to all charges for gas, water, and electricity used on the leased premises, and for all electric light lamps or tubes and pay for all meter deposits. Landlord shall not be liable for any interruption in the supply of any utilities.

         17. Assignment and Subletting.

             a. Tenant shall not, without the prior written consent of Landlord, which consent will not be unreasonably withheld, (i) assign or in any manner transfer this lease or any estate or interest therein, or (ii) permit any assignment of this lease or any estate or interest therein by operation of law, or (iii) sublet the leased premises or any part thereof. Consent by Landlord to one or more assignments or subletting shall not operate as a waiver of Landlord's rights as to any subsequent assignments and sublettings. Notwithstanding any assignments or subletting, Tenant and any guarantor of Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this lease. If an event of default, as hereinafter defined, should occur while the leased premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided by law, may at its option collect directly from such assignee or sublessee all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder and Tenant hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such assignee or sublessee shall be construed to constitute a novation or a release of tenant or any guarantor of Tenant from the further performance of its obligations hereunder. Receipt by Landlord of rent from any assignee, sublessee, or occupant of the leased premises shall not be deemed a waiver of the covenant in this lease contained against assignment and subletting or a release of Tenant under this lease. The receipt by Landlord to any such assignee or sublessee obligated to make payments of rent shall be a full and complete release, discharge, and acquittance to such assignee or sublessee to the extent of any such amount of rent so paid to Landlord. Landlord is authorized and empowered, on behalf of Tenant, to endorse the name of Tenant upon any check, draft, or other instrument payable to Tenant evidencing payment of rent, or proceeds therefrom, in accordance with the terms hereof. Tenant shall not mortgage, pledge, or otherwise encumber its interest in this lease or the leased premises.

             b. Landlord shall have the right to transfer, assign, and convey, in whole or in part, the leased premises and any and all of its rights under this lease, and in the event Landlord assigns its rights under this lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations.

         18. Fire or other Casualty. If the leased premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to the Landlord. In case the leased premises shall be so damaged by fire or other casualty that destruction is fifty percent (50%) or more in value of the leased premises or in the event of any mortgagee under a mortgage or deed of trust covering the leased premises should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Landlord may, at its option, terminate this lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the rent hereunder shall be abated as of the date of such damage. If Landlord does not thus elect to terminate this lease, Landlord shall within seventy-five (75) days after the date of such damage commence to repair and restore the leased premises and shall proceed with reasonable diligence to restore the leased premises (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord's obligation to restore the leased premises shall be limited to the amount of available insurance proceeds payable to Landlord (and Tenant agrees to pay all costs of such restoration not covered by insurance proceeds) and except that Landlord shall not be required to rebuild, repair, any part of Tenant's Property (as hereinafter defined). Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the leased premises are unfit for occupancy. If the leased premises are damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the leased premises caused thereby to the extent such cost and expense is not covered by insurance proceeds.

         19. Condemnation. If the whole or substantially the whole of the leased premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or should be sold to the condemning authority under threat of condemnation so as to render the leased premises no longer suitable as a nursing home, then this lease shall terminate as of the date when physical possession of the leased premises is taken by the condemning authority. In the event the portion of the leased premises affected is used only for parking, Landlord shall have the option of providing an equivalent number of parking spaces on other property appurtenant to the leased premises, in which event this lease shall not terminate. If less than the whole or substantially the whole of the leased premises is thus taken or sold or the option in the preceding sentence is employed by Landlord, this lease shall not be thus terminated and the rent payable hereunder shall be diminished by an amount representing that part of said rent as shall properly be allocable to the portion of the leased premises which was so taken or sold and Landlord shall, at Landlord's sole expense, restore and reconstruct the leased premises to substantially their former condition to the extent that the same, in Landlord's judgement, may be feasible, but Landlord shall not in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts going to the mortgage of the property taken) for the part of the leased premises so taken. Landlord shall be entitled to receive all of the compensation awarded upon a taking of any part or all of the leased premises including any award for the value of any unexpired term of this lease and Tenant shall not be entitled to and expressly waives all claim to any such compensation; except however, that nothing contained herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business or depreciation to, damage to, or cost of removal of, or for the value of, personal property belonging to Tenant.

         20. Waiver of Subrogation. Each party hereto waives any and every claim which arises or may arise in its favor and against the other party hereto during the term of this lease or any extension or renewal thereof for any and all loss of, or damage to, any of its property which loss or damage is covered by valid and collectable fire and extended coverage insurance policies, to the extend that such loss or damage is recovered under said insurance policies. Said waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to any insurance company (or any other person), each party hereto hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers.

         21. Personal Property. Tenant will promptly replace all worn out or obsolete Personal Property and will not, without the prior written consent of Landlord, remove from the leased premises any Personal Property except for temporary removal for repair or except such as is replaced by Tenant by an article of equal suitability and value free and clear of any lien or security interest. Any such replacements shall be a part of the Personal Property hereunder and shall be the property of Landlord subject to the terms of this lease. Tenant may place other personal property on the leased premises and, except for property replacing Personal Property, any such personal property shall be the property of Tenant (said property herein sometimes called "Tenant's Property"). Any personal property which is affixed by Tenant to the building or other improvements constituting the leased premises shall become the property of Landlord.

         22. Surrender upon Termination. At the termination of this lease, whether caused by lapse of time or otherwise, Tenant shall at once surrender possession of the leased premises and deliver said premises to Landlord in as good repair and condition as at the commencement of Tenant's occupancy, reasonable wear and tear and damage or destruction by fire or other casualty expected, and shall deliver to Landlord all keys to the leased premises, and, if such possession is not immediately surrendered, Landlord may forthwith enter upon and take possession of the leased premises and expel or remove Tenant and, subject to any applicable law, rule, or regulations of any governmental entity, any other person who may be occupying said premises or any part thereof, by force, if necessary, without having any civil or criminal liability therefor. All alterations, additions, or improvements, whether temporary or permanent in character, made in or upon the leased premises, either by Landlord or Tenant, and all Personal Property shall remain on the leased premises on termination of this lease without compensation to Tenant. All Tenant's Property may be removed by Tenant at the termination of this lease provided that Tenant is not at that time in default under this lease. All such removals shall be accomplished in a good workmanlike manner so as not to damage the leased premises or the primary structure or structural qualities of the leased premises or the plumbing, electrical lines, or other utilities. All Tenant's Property not promptly removed after such termination shall thereupon be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, take over the possession of such property and either (i) declare same to be the property of Landlord by written notice thereof to Tenant or (ii) at the sole cost and expense of Tenant remove the same or any part thereof in any manner that Landlord shall choose and store the same without incurring liability to Tenant or any other person.

         23. Events of Default.

             a. The following events shall be deemed to be events of default by Tenant under this lease:

             (i) Tenant shall fail to pay when due any installment of the rent hereby reserved.

             (ii) Tenant shall fail to comply with any term, provision, or covenant of this lease, other than the payment of rent and shall not cure such failure within thirty (30) days after written notice thereof to Tenant, provided, however, that if the default is such that it cannot be cured within such thirty (30) day period, then such default shall not be deemed to continue so long as Tenant, after receiving such notice, proceeds to cure the default as soon as reasonably possible and continues to take all steps necessary to complete same within a period of time which, under all prevailing circumstances, shall be reasonable. No default under this subsection shall be deemed to continue if as so long as Tenant shall be so proceeding to cure same in good faith or be delayed in or prevented from curing the same by any supervening cause or circumstance beyond the control of Tenant.

             (iii) Tenant or any guarantor of Tenant's obligations hereunder (hereinafter called "Guarantor") shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit any act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

             (iv) Tenant or any Guarantor shall file a petition under any section or chapter of the National Bankruptcy Act, as amended or under any similar law or statute of the United States or any state thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any

             Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within one hundred twenty (120) days after the filing thereof.

             (v) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the leased premises or any of Tenant's Property located thereon in any proceeding brought by Tenant or any Guarantor and shall not be discharged within one hundred twenty (120) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

             (vi) The leasehold hereunder shall be taken on execution or other process of law in any action against Tenant.

             (vii) Tenant shall abandon any substantial portion of the leased premises.

         b. If any event of default shall have occurred, Landlord shall have the right at its election, then or at any time thereafter while such event of default shall continue, to pursue any one or more of the following remedies:

             (i) Terminate this lease by giving notice thereof to Tenant, in which event Tenant shall immediately surrender the leased premises to Landlord and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises and expel or remove Tenant and, subject to any applicable law, rule, or regulation of any other person who may be occupying said premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefore, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the leased premises on satisfactory terms or otherwise, specifically including, but not limited to (ii) all reasonable expenses necessary to relet the leased premises which shall include the cost of renovating, repairing, and altering the leased premises for a new Tenant or Tenants, advertisement, and brokerage fees and
             (iii) any increase in insurance premiums caused by the vacancy of the leased premises. Nothing contained in this lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

             (ii) Enter upon and take possession of the leased premises and expel or remove Tenant or, subject to any applicable law, rule or regulation of any governmental entity, any other person who may be occupying said premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor and, without terminating this lease, Landlord may (but shall be under no obligation to) relet the leased premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions (which may include concessions or free rent) and for such uses as Landlord in its absolute discretion may determine and Landlord may collect and receive any rents payable by reason of such reletting; and Tenant agrees to pay Landlord on demand all reasonable expenses necessary to relet the leased premises which shall include the cost of renovating, repair, and altering the leased premises for a new Tenant or Tenants, advertisements, and brokerage fees, and Tenant further agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting. Landlord shall not be responsible or liable for any failure to relet the leased premises or any part thereof or for any failure to collect any rent due upon any such reletting. No such re-entry or taking of possession of the leased premises by Landlord shall be construed as an election on Landlord's part to terminate this lease, unless a written notice of such termination is given to Tenant pursuant to subparagraph b.(i) above.

             (iii) Enter upon the leased premises, by force if necessary, without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

         c. No repossession of or re-entering on the leased premises or any part thereof pursuant to subparagraphs b.(ii) and (iii) above or otherwise and no reletting of the leased premises or any part thereof pursuant to subparagraph b.(ii) shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder all of which shall survive such repossession or reentering. In the event of any such repossession or re-entering on the leased premises or any part thereof by reason of the occurrence of an event of default, Tenant will pay to Landlord the rent required to be paid by Tenant.

         d. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy and each and every right or remedy given hereunder or now or hereafter existing at law or equity or by statute. In addition to other remedies provided in this lease, Landlord shall be entitled to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions, or provisions of this lease, or to a decree compelling performance of any of the covenants, agreements, conditions, or provisions of this lease, or to any other remedy allowed to Landlord at law or in equity.

         24. No Implied Waiver. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Landlord of any rent with knowledge of the breach of and covenant or agreement contained in this lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this lease shall be deemed to have been made unless expressed in writing and signed by Landlord.

         25. Waiver by Tenant. Tenant hereby waives and surrenders for itself and all claiming by, through, and under it, including creditors of all kinds,
(i) any right and privilege which it or any of them may have under any present or future constitution statute, or rule of law to redeem the leased premises or to have a continuance of this lease for the term hereby demised after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this lease, or after the termination of the term of this lease as herein provided, and (ii) the benefits of any present or future constitution, statute, or rule of law which exempts property from liability for debt or for distress for rent, and (iii) the provisions of any law relating to notice and/or delay in levy of execution in case of eviction of a tenant for nonpayment of rent.

         26. Attorneys' Fees and Legal Expenses. Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provision of this lease or for any other judicial remedy, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and court costs in connection with said proceeding.

         27. Landlord's Lien. In addition to the statutory landlord's lien and in order to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of damages or loss which Landlord may suffer by reason of the breach of Tenant of any covenant, agreement, or condition contained herein, Tenant hereby grants unto Landlord a security interest in and an express contractual lien upon all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant presently or which may hereafter be situated upon the leased premises (except such part of such property as may be exchanged, replaced, or sold from time to time in the ordinary course of Tenant's operations) and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due the Landlord hereunder shall first have been paid and discharged and all the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the leased premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on the leased premises, without liability for trespass or conversion (and Tenant hereby waives any right to notice or hearing prior to such of possession by Landlord) and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is being made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given five (5) days before the date of the sale. Any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the leased premises after the time, place, and method of sale and general description of the type of property to be sold have been advertised in a daily newspaper published in Dixon, Missouri, for five (5) consecutive days prior to the date of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding, and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in the paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiency forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Business and Commerce Code in force in the State of Missouri. The interest herein granted being in addition and supplementary thereto.

         28. Subordination. This lease and all rights of Tenant hereunder are subject and subordinate (i) to any first lien mortgage or deed of trust, blanket or otherwise, which does now or may hereafter affect the leased premises (and which also affect other property) and (ii) to any and all increases, renewals, modifications, consolidations, replacements, and extensions of any such mortgage or deed of trust. This provision is hereby declared by Landlord and Tenant to be self operative and no further instrument shall be required to effect such subordination of this lease. Tenant shall, however, upon demand at any time or times by Landlord or the holder of any lien on the leased premises execute, acknowledge, and deliver to Landlord any and all instruments and certificates that may be necessary or proper to more effectively subordinate this lease and all rights of Tenant hereunder to any such mortgage or deed of trust or to confirm or evidence such subordination. In the event the Tenant shall fail or neglect to execute, acknowledge, and deliver any such subordination agreement or certificate, Landlord, in addition to any other remedies it may have, may as the agent and attorney in fact of Tenant, execute, acknowledge, and deliver the same and Tenant hereby irrevocably nominates, constitutes and appoints Landlord Tenants proper and legal agent and attorney in fact for such purposes. Such power of attorney shall not terminate on disability of the principal. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage or if the leased premises be sold pursuant to any such deed of trust, to attorn to the purchaser upon any such foreclosure sale or trustee's sale if so requested by such purchaser and to recognize such purchaser as the Landlord under this lease. Tenant agrees to execute and deliver at any time and from time to time, upon the request of Landlord or of any holder(s) of any of the indebtedness or other obligations secured by any of the mortgages or deeds of trust referred to in this paragraph or any such purchaser any instrument or certificate which, in the sole judgment of Landlord or of such holder(s) of such purchaser, may be necessary or appropriate in any such foreclosure proceedings or otherwise to evidence such attornment. Tenant hereby irrevocably appoints Landlord and the holders of the indebtedness or other obligations secured by the aforesaid mortgages and/or deeds of trust and any such purchaser jointly and severally the agent and attorney in fact of Tenant to execute and deliver for and on behalf of Tenant any such instrument or certificate. Such power of attorney shall not terminate on disability of the principal.

         29. Quiet Enjoyment. Provided Tenant pays the rent payable hereunder as and when due and payable and keeps and fulfills all of the terms, covenants, agreements, and conditions to be performed by Tenant hereunder, Tenant shall at all times during the lease term peaceably and quietly enjoy the leased premises without any disturbance from Landlord, subject to the terms, provisions, covenants, agreements, and conditions of this lease and to the subordinate, as hereinabove set forth.

         30. Notice to Landlord and Mortgagee. In the event of any act of omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this lease by reason of a constructive or actual eviction from all or part of the leased premises or otherwise, Tenant shall not sue for such damages or exercise any such right to terminate until (i) it shall have given written notice of such act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any first mortgage or first deed of trust affecting the leased premises, if the name and address of such holder (s) shall previously have been furnished to Tenant, and
(ii) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Landlord and such holder (s), either of them, their agents or employees, shall be entitled to enter upon the leased premise and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, the rent payable by Tenant for such period as provided in this lease shall be abated and apportioned only to the extent that any part of the leased premises shall be untenantable.

         31. Holding Over by Tenant. Should Tenant or any of its successors in interest continue to hold the leased premises after the termination of this lease, whether such termination occurs by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rental equal to the monthly rent provided herein at the time of such termination hereof, Tenant shall be regarded as a tenant from month to month; subject, however, to all of the terms, provisions, covenants, and agreements on the part of the Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this lease shall reinstate, continue, or extend the term of this lease and no extension of this lease after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant.

         32. Estoppel Certificate and Other Information. Tenant will, at any time and from time to time, upon not less than twenty (20) days prior request by Landlord or holder of any first mortgage on the leased premises, execute, acknowledge, and deliver to Landlord or such holder a statement in writing executed by Tenant certifying that this lease is unmodified and in full effect (or, if there have been modifications, that this lease is in full effect as modified, and setting forth such modification) and the dates to which the rent has been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer may have knowledge; it being intended that any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the leased premises. Tenant further agrees upon request to provide Landlord financial statements disclosing gross revenue and rent roll to enable Landlord to receive the second portion of funding from the holder of the first mortgage on the leased property and also to comply with periodic financial reporting requirements made by said holder.

         33. Notices. Each provision of this lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with then and if the following steps are taken:

             a. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Sebastian County, Arkansas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

             b. Any notice or document required to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have heretofore specified by written notice:

         LANDLORD          Richard B. Griffin or
                           Richard B. Griffin II
                           Dixon CareCentre, Inc.
                           610 Towson Avenue
                           P O Box 2106
                           Fort Smith, AR  72902

         TENANT            Wayne R. Wheeler
                           Dixon Oaks Health Centre, Inc.
                           HCR 60 Box 46
                           P.O. Box 46
                           Vienna, MO  65582

         34. Real Estate Commissions. Each party hereto represents to the other that he has not authorized any broker or finder to act on his behalf in connection with the lease hereunder and that he has not dealt with any broker or finder purporting to act on behalf of any other party. Each party hereto agrees to indemnify and hold harmless the other from and against any and all claims, losses, damages, costs, or expenses of any kind or character arising out of or resulting from any agreement, arrangement, or understanding alleged to have been made by such party or on his behalf with any broker or finder in connection with this lease or the transaction contemplated hereby.

         35. Severability. Each and every covenant and agreement contained in this lease is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this lease or the application thereof to any person or circumstances shall be to any extent invalid and unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected hereby.

         36. No Merger. There shall be no merger of this lease or of the leasehold estate hereby created with the fee estate in the leased premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this lease or the leasehold estate hereby created or any interest in this lease or in such leasehold estate as well as the fee estate in the leased premises or any interest in such fee estate.

         37. Force Majeure. Whenever a period of time is herein prescribed for action to the taking by Landlord or Tenant, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions or any other causes of any kind whatsoever which are beyond the control of each party.

         38. Gender. Words of any gender used in this lease shall he held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         39. No Representations. Landlord or Landlord's agents have made no representations or promises with respect to the leased premises except as herein expressly set forth and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease.

         40. Entire Agreement. This lease sets forth the entire agreement between the parties and no amendment or modification of this lease shall be binding or valid unless expressed in writing executed by both parties hereto.

         41. Paragraph Headings. The paragraph headings contained in this lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

         42. Binding Effect. All of the covenants, agreements, terms, and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, personal representatives, successors, and, to the extent assignment is permitted hereunder, their respective assigns.

         43. Commencement Date. The Tenant hereby agrees that the Commencement Date shall be no later than the date of Substantial Completion as described in paragraph 45 herein.

         44. Certificate of Need. This Lease agreement is subject to the approval or waiver of a Certificate of Need review of the Missouri Health Facilities Review Committee.

         45. Substantial Completion. The Tenant may desire to occupy or use a portion of the project prior to substantial completion. Substantial Completion is hereby defined as that date, determined by the Architect (Health Care Designers, Inc.), that the Landlord has completed the construction of the facility. Said Substantial Completion shall include the consummation of the Life Safety inspection by the Missouri Department of Social Services, Division of Aging, with Life Safety deficiency items covered by a waiver by the appropriate authority. Items or repair, touch-up and adjustments, or items that are incomplete due to weather related causes (such items having minimal adverse effect on occupancy) may be performed by the Landlord after the date of Substantial Completion. The Architect shall confirm to the Landlord and Tenant, in writing, the Notice of Substantial Completion. Tenant occupancy shall not commence prior to a time mutually agreed to by the Landlord and Tenant.

         The Landlord shall provide the temporary power, lighting and heat necessary to accommodate the construction activities until such time as the facility is ready to receive permanent water, gas and electric service. The Tenant shall execute the necessary agreements and pay all deposits required by the utility companies so as to facilitate the installation of said utilities by the respective utility companies. The Tenant will not delay the installation of said permanent services. The Tenant shall be responsible for the payment of all utility bills after the installation of the permanent services.

         The Landlord will reimburse the Tenant the cost of the permanent service energy that the Landlord uses prior to Substantial Completion except that these energy costs shall be pro-rated should the Tenant elect to occupy any portion of the facility for endeavors such as cleaning, placement of Tenant owned furnishings and equipment and other personal effects and other pre-operational activities. The Tenant shall be responsible for any minimum usage or demand charges assessed by the electric utility company.

         46. Cleaning the Building. The Landlord agrees that the building will be "Broom Cleaned" on or before the Commencement Date. Tenant may clean and wax any time prior to the Commencement Date.

         47. Lease Renewal Option. The Landlord agrees to offer the Tenant the "First Right of Refusal" for the opportunity to renegotiate the Lease of this facility for an additional five year period.

         48. Purchase Option. The Landlord agrees to offer the Tenant the "First Right of Refusal" for the purchase of the premises as described in Exhibit Number One in the event the Landlord desires to sell said premises.




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



         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.

                             DIXON CARECENTRE, INC.

                             /s/ Richard B. Griffin
                             ------------------------------
                             Richard B. Griffin, President

                                        Corporate Seal

Signed, sealed and delivered
in the presence of:

/s/ Sandra Jett
----------------------------
Witness

/s/ Toni J. Carter
----------------------------
Notary Public
My Commission Expires: ______________________

         Seal

                             DIXON OAKS HEALTH CENTRE, INC.

                             /s/ Wayne R. Wheeler
                             ------------------------------
                             Wayne R. Wheeler, President

                                       Corporate Seal

Signed, sealed and delivered
in the presence of:

/s/ [Illegible]
----------------------------
Witness

/s/
----------------------------
Notary Public
My Commission Expires: ______________________

         Seal


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